Q3 Fiscal 2016 | Financial Results

Lee D. Rudow
President and CEO

John J. Zimmer
Senior VP of Finance and CFO

Michael J. Tschiderer
Vice President – Finance

TRANSCAT®
Trust in every measure

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and thus are subject to risks, uncertainties and assumptions that often are identified by words such as "expects," "estimates," "projects," "anticipates," "believes," "could," and other similar words. All statements addressing operating performance, events, or developments that Transcat, Inc. expects or anticipates will occur in the future, including but not limited to statements relating to anticipated revenue, profit margins, sales operations, capital expenditures, cash flows, operating income, growth strategy, segment growth, potential acquisitions, market position, customer preferences and changes in market conditions in the industries in which Transcat operates are forward-looking statements. Forward-looking statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties are more fully described in Transcat's Annual and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled "Risk Factors." Should one or more of these risks or uncertainties materialize, or should any of the Company's underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on the Company's forward-looking statements. Except as required by law, the Company disclaims any obligation to update or publicly announce any revisions to any of the forward-looking statements contained in this presentation.

Third Quarter Results

Revenue of $30.2 million

- Service segment revenue up 10.5%
- 27th consecutive quarter of YOY revenue growth in our Service segment
- Distribution segment revenue down 12%; half of decline due to soft oil & gas market
- Consolidated revenue down 2.9%, 1.4% lower excluding currency exchange

Strong Service segment operating leverage

- Segment operating income up 42%, operating margin expanded 120 basis points
- Organic and acquisition-related revenue growth
- Six acquisitions in just over a year; two in last month

Cash generation and bottom-line performance

- Generated $7.4 million YTD cash from operations; up from $1.2 million
- Net income up 31% to $1.1 million; Diluted EPS up 36% to $0.15

Top-line

($ in millions)

Q3 Service Segment


$12.6
$13.9
Q3 FY 2015
Q3 FY 2016

Consolidated – Annual

2.7 % CAGR*


$110.0
$112.3
$118.5
$123.6
$121.6
$36.4
$40.7
$48.2
$51.8
$56.1
$73.6
$71.6
$70.3
$71.8
$65.5
FY 2012
FY 2013
FY 2014
FY 2015
Q3 FY 2016 TTM
Service
Distribution

- Total revenue down 2.9%
- Strong Service segment performance offset by lower Distribution sales
- 12.2% CAGR for Service segment sales*

Q3 Distribution Segment


$18.4
$16.2
Q3 FY 2015
Q3 FY 2016

**FY 2012 – Q3 FY 2016 TTM*

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Operating Income and Margin

($ in millions)

Q3 Service Segment


$0.6
$0.8
4.5%
5.7%
Q3 FY 2015
Q3 FY 2016

Consolidated – Annual


7.8%
CAGR*


$5.4
$5.9
$6.7
$6.8
$7.2
$(0.2)
$5.6
$1.3
$4.6
$2.4
$4.3
$3.7
$3.1
$4.5
$2.7
FY 2012
FY 2013
FY 2014
FY 2015
Q3 FY 2016 TTM
Service
Distribution

Q3 Distribution Segment


$0.8
$0.9
4.4%
5.4%
Q3 FY 2015
Q3 FY 2016

- Service operating margin expanded 120 basis points
- Distribution operating margin up 100 basis points due to operational efficiencies

*FY 2012 – Q3 FY 2016 TTM

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Adjusted EBITDA* and Margin

($ in millions)

Q3 Service Segment


$1.2
$1.5
9.9%
11.0%
Q3 FY 2015
Q3 FY 2016

Consolidated – Annual

6.1% CAGR**


$8.8
$8.9
$10.0
$10.3
$11.0
$2.0
$3.1
$4.6
$6.1
$7.3
$6.8
$5.8
$5.4
$4.1
$3.7
FY 2012
FY 2013
FY 2014
FY 2015
Q3 FY 2016 TTM
Service
Distribution

Q3 Distribution Segment


$1.1
$1.1
6.0%
6.9%
Q3 FY 2015
Q3 FY 2016

- Service segment up 23% quarter over quarter
  - Margin expanded 110 basis points
- 41.2% CAGR for Service segment**

** See supplemental slides for Adjusted EBITDA reconciliation and other important disclaimers regarding Adjusted EBITDA.*

***FY 2012 – Q3 FY 2016 TTM*

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Bottom-line

($ in millions)


Annual Net Income
$3.3
$3.7
$4.0
$4.0
$4.5
3.0%
3.3%
3.4%
3.3%
3.7%
FY 2012
FY 2013
FY 2014
FY 2015
Q3 FY 2016 TTM

% of Revenue


Quarterly Net Income
$0.8
$1.1
2.6%
3.5%
Q3 FY 2015
Q3 FY 2016

Diluted EPS	FY 2012	FY 2013	FY 2014	FY 2015	Q3 FY 2016 TTM	Q3 FY 2015	Q3 FY 2016
	$0.43	$0.49	$0.54	$0.57	$0.63	$0.11	$0.15

- Third quarter net income increased 31.4% , EPS up 36.4%
- 8.3% CAGR for net income *(FY 2012 – Q3 FY 2016 TTM)*

Balance Sheet Supports Acquisition Strategy

($ in millions)

Long-term Debt


$3.4
$8.0
$7.6
$12.2
$10.5
FY 2012
FY 2013
FY 2014
FY 2015
Q3 FY 2016

Capital Expenditures


$1.4
$2.7
$2.0
$3.5
$4.0 - 4.5
$3.8
FY 2016 YTD
FY 2012
FY 2013
FY 2014
FY 2015
FY 2016 Est*

- Revolving credit facility: $19.5 million available
- FY 2016 CapEx
  - Increasing lab capabilities
  - Adding lab capacity
  - Assets for rental business
- Financial flexibility
  - Meets working capital and capital expenditure needs
  - $12 million of revolver available for acquisitions *(as of 12/26/15)*

** FY 2016 capital expenditure guidance provided as of January 25, 2016*

FY 2016 Outlook*

- Executing strategy despite headwinds
- Previously projected double-digit operating income growth; total operating income growth now likely to be flat to modest
  - Positioned for future growth as industrial markets rebound
- Expect double-digit Service segment revenue growth
  - Strong acquisition pipeline
  - Adding new capabilities and expanding geographic footprint
  - Strengthening position as a leading U.S and Canadian provider of calibration services

** FY 2016 outlook and guidance provided as of January 25, 2016*

Long-term Objectives*

- Financial performance (within 5 years)
  - $175 million to $200 million revenue
  - Double-digit EBITDA margins
- Service segment
  - Acquisition strategy and organic sales plan to drive double-digit top line growth
- Distribution Segment
  - Moving to more diversified portfolio combined with value-added initiatives
  - Continue as a solid performer and generator of cash

** FY 2016 outlook and guidance provided as of January 25, 2016*

TRANSCAT Trust in every measure

Upcoming Investor Relations Calendar

March 14-16	ROTH 28th Annual Conference (Dana Point, CA)
Mid May 2016	Q4 FY 2016 Financial Results

SUPPLEMENTAL INFORMATION

TRANSCAT Better by every measure

Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2012	FY 2013	FY 2014	FY 2015	Q3 FY 2016 TTM
Service Operating Income (loss)	$ (175)	$ 1,311	$ 2,379	$ 3,693	$ 4,483
+Depreciation & Amortization	1,959	1,740	2,144	2,362	2,769
+Other (Expense) / Income	(37)	(84)	(141)	(138)	(61)
+Noncash Stock Comp	263	150	230	224	144
Service Adjusted EBITDA	$ 2,010	$ 3,117	$ 4,612	$ 6,141	$ 7,335
Distribution Operating Income	$ 5,603	$ 4,635	$ 4,326	$ 3,075	$ 2,712
+Depreciation & Amortization	937	962	801	728	764
+Other (Expense) / Income	(11)	(27)	12	27	21
+Noncash Stock Comp	290	193	297	283	173
Distribution Adjusted EBITDA	$ 6,819	$ 5,763	$ 5,436	$ 4,113	$ 3,670
Service	$ 2,010	$ 3,117	$ 4,612	$ 6,141	$ 7,335
Distribution	$ 6,819	$ 5,763	$ 5,436	$ 4,113	$ 3,670
Total Adjusted EBITDA	**$ 8,829**	**$ 8,880**	**$ 10,048**	**$ 10,254**	**$ 11,005**

The Company believes that when used in conjunction with GAAP measures, Adjusted EBITDA, or earnings before interest, income taxes, depreciation and amortization, other income and expenses, and noncash stock compensation expense, which is a non-GAAP measure, allows investors to view its performance in a manner similar to the methods used by management and provides additional insight into its operating results. Adjusted EBITDA is not calculated through the application of GAAP and is not the required form of disclosure by the Securities and Exchange Commission. As such, it should not be considered as a substitute for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. The use of any non-GAAP measure may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.